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                                                                   EXHIBIT 10.18

                            [THE STATE OF TEXAS SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

         IT IS HEREBY CERTIFIED that the attached is a true and correct copy of the following described document on file in this office:

                        HY BON ROTARY COMPRESSION, L.L.C.
                               FILE NO. 7067346-22

ARTICLES OF ORGANIZATION                                      APRIL 20, 2000



[THE STATE OF TEXAS SEAL]                  IN TESTIMONY WHEREOF, I have hereunto
                                           signed my name officially and
                                           caused to be impressed hereon the
                                           Seal of State at my office in
                                           Austin, Texas on July 16, 2001.


                                                             /s/ HENRY CUELLAR
                                                             -----------------




                                             Henry Cuellar
                                             Secretary of State DAB
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                            ARTICLES OF ORGANIZATION
                                       OF
                        HY-BON ROTARY COMPRESSION, L.L.C.


James P. Boldrick adopts the following Articles of Organization for a limited liability company under the Texas Limited Liability Company Act.

                                    ARTICLE I

         The name of the limited liability company, referred to in these Articles as the "Company", is Hy-Bon Rotary Compression, L.L.C.

                                   ARTICLE II

         The period of duration of the Company is perpetual.

                                   ARTICLE III

         The purpose for which the Company is organized is to transact any and all lawful business for which limited liability companies may be organized under the Texas Limited Liability Company Act.

                                   ARTICLE IV

         The address of the company's initial registered office is 2404 Commerce Drive, Midland, Texas 79703. The company's initial registered agent at that address is James J. Woodcock.

                                    ARTICLE V

         The Company will have five (5) managers. The names and addresses of the initial managers are:


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

1. James J. Woodcock, President       P.O. Box 4185, Midland, TX 79704

2. Wayne Vincent, Vice President      2911 S. County Rd. 1260, Midland, TX 79706

3. James P. Boldrick                  1801 West Wall, Midland, Texas 79701

4. James D. Ross, Treasurer           P.O. Box 4185, Midland, Texas 79704

5. Wallace Sparkman                   P.O. Box 2483, Corpus Christi, TX 78403.


                                   ARTICLE VI

         The Company's organizer is James P. Boldrick, whose address is 1801 West Wall, Midland, Texas 79701.

         These Articles of Organization are executed on behalf of the Company on this 17th day of April, 2000.




                                               /s/ JAMES P. BOLDRICK
                                             ----------------------------------
                                             JAMES P. BOLDRICK, ORGANIZER


SWORN TO on this 17th day of April, 2000, by the above named organizer.

                                               /s/ [ILLEGIBLE]
                                             ----------------------------------
                                             Notary Public, State of Texas

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                         HY-BON ROTARY COMPRESSION, LLC

                                UNANIMOUS CONSENT

                              RESOLUTION OF MEMBERS

         The undersigned, being all of the members of Hy-Bozo Rotary Compression, LLC hereby waive notice of meeting and consent to the following resolution:

         RESOLVED that the attached "REGULATIONS OF HY-BON ROTARY COMPRESSION, LLC" are approved and effective as of May 1, 2000; that signatures may be transmitted by facsimile transmission, and the above described document may be signed in counterpart by the undersigned.

                                          NGE Leasing, Inc.

                                          By: /s/ Scott Sparkman
                                             -----------------------------

                                          President
                                          --------------------------------
                                          (title)


                                          Hy-Bon Engineering Company, Inc.

                                          By:  /s/ James D. Ross
                                             -----------------------------
                                                    CFO
                                          --------------------------------
                                          (title)


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